UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: November 13, 2017
Date of earliest event reported: November 9, 2017
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54‑1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 9, 2017, the Company issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2017. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

On November 9, 2017, the Company held a conference call with respect to these financial results. The conference call was open to the public. The transcript and slide presentation that accompanied the call are furnished as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press release dated November 9, 2017
99.2	Conference call transcript for Earnings Call - November 9, 2017
99.3	Slide presentation for Earnings Call - November 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 9, 2017
99.2	Conference call transcript for Earnings Call - November 9, 2017
99.3	Slide presentation for Earnings Call - November 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: November 13, 2017	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary